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                                                                      EXHIBIT 23

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form S-8, No. 33-77160) pertaining to the Data Research Associates, Inc. 401(k) Profit Sharing Plan of our report dated January 7, 2000, with respect to the financial statements and Annual Report (Form 11-K) for the year ended September 30, 1999.

/s/Ernst & Young LLP
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St. Louis, Missouri
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March 14, 2000